UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):

February 7, 2012

MAXWELL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5271 Viewridge Court, Suite 100

San Diego, California 92123

(Addresses of principal executive offices, including zip code)

(858) 503-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2012, the Compensation Committee (the Committee) of the Board of Directors (the Board) of Maxwell Technologies, Inc. (the Company) took certain actions regarding the compensation arrangements with the Company’s named executive officers.

The Committee approved increases in base salaries for the named executive officers, as follows:

Named Executive Officer	Title	Prior Base Salary	New Base Salary
David Schramm	President and Chief Executive Officer	$495,000	$512,325
Kevin Royal	Senior Vice President and Chief Financial Officer	$311,100	$322,922
George Kreigler	Senior Vice President and Chief Operating Officer	$318,270	$326,863
Van Andrews	Senior Vice President of Sales and Marketing	$252,000	$277,200

The Committee approved payment to the named executive officers of cash bonuses under the Company’s 2011 incentive bonus program, as follows:

Named Executive Officer	Title	2011 Incentive Bonus Payment
David Schramm	President and Chief Executive Officer	$400,000
Kevin Royal	Senior Vice President and Chief Financial Officer	$135,774
George Kreigler	Senior Vice President and Chief Operating Officer	$135,212
Van Andrews	Senior Vice President of Sales and Marketing	$115,680

The Committee approved long-term incentive awards, in the form of restricted share awards (RSA) under the Company’s 2005 Omnibus Equity Incentive Plan, to the named executive officers. Fifty percent of the shares subject to these awards vest based upon continued service over a four-year period following the grant date and fifty percent vest based upon achievement of certain performance objectives. The number of shares subject to these long-term restricted share awards for each named executive officers is as follows:

Named Executive Officer	Title	Number of Shares Subject to RSA
David Schramm	President and Chief Executive Officer	37,240
Kevin Royal	Senior Vice President and Chief Financial Officer	15,046
George Kreigler	Senior Vice President and Chief Operating Officer	15,393
Van Andrews	Senior Vice President of Sales and Marketing	12,188

In addition, the Committee approved the following target bonuses for the Company’s named executive officers under the Company’s 2012 bonus plan:

Named Executive Officer	Title	2012 Bonus Target
David Schramm	President and Chief Executive Officer	$512,325
Kevin Royal	Senior Vice President and Chief Financial Officer	$161,461
George Kreigler	Senior Vice President and Chief Operating Officer	$163,432
Van Andrews	Senior Vice President, Sales and Marketing	$138,600

The 2012 bonus plan for each named executive officer consists of three components related to the achievement of certain performance goals as follows: 50% of the target bonus amount relates to the achievement of revenue metrics, 25% relates to the achievement of gross profit metrics, and 25% relates to the achievement of operating income metrics. The performance goals will be paid out on a sliding scale subject to meeting a minimum threshold performance level.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

/s/ Kevin S. Royal
Kevin S. Royal
Chief Financial Officer

Date: February 13, 2012